UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2004

INTERSTATE HOTELS & RESORTS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14331	52-2101815

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

4501 N. Fairfax Drive
Arlington, Virginia 22203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 387-3100

N/A
(Former name or former address, if changed since last report)

ITEM 5- OTHER EVENTS

Interstate Hotels & Resorts, Inc. wishes to disclose the following information to its shareholders:

On June 17, 2004, we completed the disposal of BridgeStreet Canada, Inc., the owner of our corporate housing operation in Toronto (“Toronto operation”). In accordance with U.S. generally accepted accounting principles, the results of the Toronto operation were presented in our continuing operations for all applicable fiscal years included in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (“SEC”) on March 10, 2004. We filed an amendment to our Form 10-K on Form 10-K/A on March 31, 2004, solely for the purpose of filing the financial statements of our significant unconsolidated joint ventures. In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” we reported the results of the Toronto operation as discontinued operations in our Form 10-Q for the quarter ended June 30, 2004. The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in our Annual Report on Form 10-K, reflecting the results of operations for the Toronto operation as continuing operations, has been revised to reflect the Toronto operation as discontinued operations:

•	Selected Financial Data for each of the years in the five year period ended December 31, 2003;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for each of the years in the three year period ended December 31, 2003; and

•	Revised Consolidated Financial Statements as of December 31 2003 and 2002 and for each of the years in the three year period ended December 31, 2003. The subsequent event footnote to the financial statements now includes reference to all material events which have occurred since March 10, 2004.

Investors are cautioned that the MD&A presented herein has been revised solely to reflect the effect on our MD&A for the presentation of the Toronto operations as discontinued operations during the periods presented, rather than as a part of continuing operations. The MD&A presented herein has no other changes to the MD&A previously presented in our 2003 Annual Report on Form 10-K. Therefore, it does not purport to update the MD&A included in our Annual Report of Form 10-K, for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the disposition of the Toronto operations. Investors should read the information contained in this current report together with the other information contained in our Annual Report on Form 10-K, filed on March 10, 2004, our Form 10-Qs for the quarters ended March 31, 2004 and June 30, 2004, filed with the SEC on May 10, 2004, and August 9, 2004, respectively, and other information filed with, or furnished to, the SEC after March 10, 2004.

ITEM 7- FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No.

23.1	Consent of KPMG LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition – Item 7 only

99.3	Consolidated financial statements as of December 31, 2003 and 2002 and for each of the years in the three year period ended December 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004

INTERSTATE HOTELS & RESORTS, INC.

By:	/s/ Christopher L. Bennett

Name: Christopher L. Bennett
Title: Senior Vice President and General Counsel